GERMAN AMERICAN BANCORP, INC.

NEWS RELEASE

For additional information, contact:

Mark A Schroeder, Chief Executive Officer of German American Bancorp, Inc.

Bradley M Rust, Executive Vice President/CFO of German American Bancorp, Inc.

(812) 482-1314

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JULY 23, 2013	German American Bancorp, Inc. and United Commerce Bancorp Announce Signing of Definitive Merger Agreement

Jasper, Indiana and Bloomington, Indiana—July 23, 2013: German American Bancorp, Inc. (Nasdaq: GABC) (“German American”) and United Commerce Bancorp (OTCBB: UCBN) (“United Commerce”) announced today that they have entered into a definitive agreement to merge United Commerce into German American. Upon completion of the transaction, United Commerce’s subsidiary bank, United Commerce Bank, will be merged into German American’s similarly-named subsidiary bank, German American Bancorp.

Under the terms of the definitive agreement, United Commerce common shareholders will receive shares of German American common stock at an exchange ratio of .5456 to .6667 GABC shares for each UCBN share (with the exact number to be fixed at closing based on German American’s pre-closing market price) in a tax free exchange, plus a cash payment of $1.75 per United Commerce share. This cash payment is subject to reduction to the extent that United Commerce’s consolidated common shareholder’s equity is not at least equal to a certain level at the time of closing.

Based on the closing price of German American’s common shares on July 23, 2013 of $25.94 and UCBN’s consolidated shareholders’ equity as of June 30, 2013, the transaction has a present indicated value of approximately $15.86 per United Commerce common share. This represents a premium of 69% over the closing price of $9.40 of United Commerce’s common shares on July 23, 2013. Because the value of the stock portion of this transaction to holders of United Commerce’s common shares as of any future date will be a function of the then-current market price of German American’s common stock, the parties expect that the transaction value will vary over the period of time prior to and at closing in the same direction as the market price of German American’s common shares varies over that same time period.

Based on United Commerce’s number of common shares currently outstanding, and assuming that German American’s shares trade during the specified valuation period prior to closing at an average price more than $22.90 per GABC share and that UCBN’s common shareholders equity is at least equal to the specified pricing level, German American expects to issue approximately 503,000 shares of its common stock, and to pay approximately $1,575,000 cash, for all of the issued and outstanding common shares of United Commerce that are not now owned by German American.

GERMAN AMERICAN BANCORP, INC.

NEWS RELEASE

For additional information, contact:

Mark A Schroeder, Chief Executive Officer of German American Bancorp, Inc.

Bradley M Rust, Executive Vice President/CFO of German American Bancorp, Inc.

(812) 482-1314

2 of 6

On this basis, the basic transaction has an aggregate indicated value (valuing German American’s common shares at their July 23, 2013, NASDAQ closing price) of approximately $14.6 million. The basic transaction value excludes the indicated value of the approximately 4.6% interest of German American in United Commerce’s outstanding stock and the cash payments to be made in cancellation of dilutive stock options and warrants.

The total indicated transaction value is estimated to be approximately $15.3 million. This amount includes an estimated $716,000 of cancellation payments to the holders of United Commerce’s outstanding stock options on the basis of German American’s July 23, 2013 closing price and the number of options outstanding on that date.

Mark A. Schroeder, Chairman and CEO of German American, stated, “Over the past thirteen years since its formation in January 2000, United Commerce has built a solid community banking organization focused exclusively on the Bloomington market. This transaction provides an excellent opportunity for German American to enhance our presence in the Bloomington market (which we entered in February 2007 through the opening our first office location in the market, followed upon by the market expansion of our downtown financial center in July 2011) through the combination of our two institutions’ strong market franchises. This merger positions German American very well within the Bloomington market through the combined strength of German American’s existing exceptional team of local financial professionals and solid base of deposit and loan clients with that of United Commerce. We welcome United Commerce’s talented team of local community banking professionals who possess an excellent knowledge of the community and the clients they serve. Additionally, we are also very pleased to be able to welcome the approximately 750 United Commerce shareholders, the vast majority of whom are Bloomington residents, to our family of German American shareholders.”

“We expect that this strategic, in-market opportunity will be accretive to German American’s earnings per share during the 12 months following completion of the transaction through the implementation of operating efficiencies and synergies already identified,” said Schroeder. “We have completed extensive on-site diligence, including a review of United Commerce’s loan portfolio. Our strong capital base positions us to take advantage of future growth opportunities in the marketplace.”

GERMAN AMERICAN BANCORP, INC.

NEWS RELEASE

For additional information, contact:

Mark A Schroeder, Chief Executive Officer of German American Bancorp, Inc.

Bradley M Rust, Executive Vice President/CFO of German American Bancorp, Inc.

(812) 482-1314

3 of 6

“We are very pleased to be able to partner with German American, an exceptional community-focused banking organization widely recognized as one the best community banks in the Midwest,” stated Thomas G. Risen, President & CEO of United Commerce. “The merger with German American will provide the capital strength and operational capabilities needed for us to jointly further our mutual vision of building the premiere Bloomington-focused financial services provider. Our operating philosophies, corporate culture, and commitment to serving the community are an excellent fit with German American’s corporate philosophy and culture. Our customers will enjoy a broader selection of financial products, services and innovative delivery channels.”

Geoffrey Grodner, Chairman of United Commerce, added, “We are delighted to become a part of German American, which has an excellent reputation, is financially sound, operates under a proven business model, and is well-known as a forward-thinking company with a long track record of successful acquisitions. Our shareholders will be receiving shares of a strong, successful dividend-paying banking company, with greater market liquidity and trading volume than the market for our shares. On behalf of the board and shareholders of United Commerce, we recognize that this would not have been possible without the excellent work of all of our employees since the time of our founding, including our senior management team led by Tom Risen, our President and CEO, and we sincerely thank them for their efforts on our behalf.”

The transaction is expected to be completed during the fourth quarter of this year. Completion of the transaction is subject to approval by regulatory authorities and United Commerce’s shareholders as well as certain other closing conditions, including maintenance by United Commerce of a certain level of consolidated shareholders’ equity

German American was advised by the law firms of Ice Miller LLP and Mark Barnes Law PC. United Commerce was advised by the financial advisory firm of Renninger & Associates, LLC and the law firm of Barnes and Thornburg LLP.

GERMAN AMERICAN BANCORP, INC.

NEWS RELEASE

For additional information, contact:

Mark A Schroeder, Chief Executive Officer of German American Bancorp, Inc.

Bradley M Rust, Executive Vice President/CFO of German American Bancorp, Inc.

(812) 482-1314

4 of 6

ADDITIONAL INFORMATION

German American will file a Registration Statement on Form S-4 that will include a proxy statement of United Commerce and a prospectus of German American and other relevant documents concerning the proposed merger with the Securities and Exchange Commission. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain a copy of the proxy statement/prospectus, as well as other filings containing information about German American, without charge, at the Securities and Exchange Commission’s website (http://www.sec.gov). Copies of the proxy statement/prospectus and any filings with the Securities and Exchange Commission that may be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Terri A. Eckerle, Shareholder Relations, German American Bancorp, Inc., 711 Main Street, Box 810, Jasper, Indiana 47546, telephone 812-482-1314 or Tom Risen, President & CEO, United Commerce Bancorp, 211 South College Avenue, Bloomington, Indiana, 47404, telephone 812-336-2262.

This communication does not constitute an offer of any securities for sale.

ABOUT UNITED COMMERCE

United Commerce Bancorp, through its wholly owned subsidiary, United Commerce Bank, provides a full range of commercial and consumer banking services in Bloomington, Indiana, from two banking offices. At June 30, 2013, United Commerce reported total assets of approximately $128 million, total loans of approximately $89 million, total deposits of approximately $113 million, and total consolidated shareholder equity of $14.0 million.

ABOUT GERMAN AMERICAN

German American Bancorp, Inc. is a financial services holding company that operates, through its principal banking subsidiary, 35 retail banking offices in 13 contiguous southern Indiana counties. German American also owns a trust, brokerage and financial planning subsidiary, as well as a full service property and casualty insurance agency. At June 30, 2013, German American reported total assets of approximately $2.0 billion, total loans of approximately $1.2 billion, and total deposits of approximately $1.6 billion.

GERMAN AMERICAN BANCORP, INC.

NEWS RELEASE

For additional information, contact:

Mark A Schroeder, Chief Executive Officer of German American Bancorp, Inc.

Bradley M Rust, Executive Vice President/CFO of German American Bancorp, Inc.

(812) 482-1314

5 of 6

FORWARD-LOOKING STATEMENTS

Certain statements contained in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to the anticipated consummation of the merger transaction and the expected effects of the transaction, the values of the transaction at present and in the future, German American’s belief in the continuing strength of its earnings and capital position, German American’s expectation that the proposed acquisition of United Commerce will have an accretive impact upon its future earnings, and anticipated future operating and financial performance measures, business initiatives, and growth opportunities.. These forward-looking statements encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the factors identified under the caption “Risk Factors” in German American’s Annual Report on Form 10-K for its fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission could have an adverse effect on German American’s business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results, values and experiences may vary significantly from those anticipated, estimated, projected or expected.

GERMAN AMERICAN BANCORP, INC.

NEWS RELEASE

For additional information, contact:

Mark A Schroeder, Chief Executive Officer of German American Bancorp, Inc.

Bradley M Rust, Executive Vice President/CFO of German American Bancorp, Inc.

(812) 482-1314

6 of 6

Risks that relate specifically to the proposed transaction that could cause actual results to differ materially from current expectations of management include, but are not limited to, the failure to obtain the required regulatory or shareholder approvals or failure of any of the other conditions which would result in the transaction not being completed, United Commerce’s operations may not be integrated successfully into German American's operations or such integration may be more difficult, time-consuming or costly than expected, the expected revenue synergies and cost savings from the transaction may not be fully realized or realized within the expected timeframe, customer and employee relationships and business operations may be disrupted by the transaction, and the ability to complete the transaction on the expected timeframe may be more difficult, time-consuming or costly than expected. In addition, risks that relate to our businesses that could cause actual results to differ materially from current expectations of management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of mergers, new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

CONTACT:

German American Investor Contacts: Mark A Schroeder, Chairman & CEO or Bradley M Rust, Executive Vice President/CFO (812) 482-1314

Media Contact: Mark A Schroeder, Chairman & CEO (812) 482-1314

or

United Commerce Investor Contact: Thomas G. Risen, President & CEO (812) 336-2262